COLLARINI

Forecast of Production and Reserves

in and related to

Lake Hermitage Field

located in
Plaquemines Parish, Louisiana

for

Tchefuncte Natural Resources

April 1, 2011

Collarini Associates

COLLARINI

Collarini Associates
3100 Wilcrest Drive, Suite 140
Houston, Texas 77042
Tel. (832) 251-0160
www.collarini.com

May 18, 2011

Ms. Monnie Greer
Tchefuncte Natural Resources
225 Columbia Street
Covington, Louisiana 70433

Dear Ms. Greer:

In accordance with your request, we have estimated the proved and probable reserves and future revenue, as of April 1, 2011, to the interest of Tchefuncte Natural Resources (Tchefuncte) in and related to Lake Hermitage Field, located in Plaquemines Parish, Louisiana. This report is based upon prices and costs as set forth herein.

As presented in the accompanying detailed projections by reservoir and by reserve category, we estimate the net reserves and future net income to the Tchefuncte interest, as of April 1, 2011, to be:

	Net Remaining Reserves		Future Net Income (M$)	
Reserve Category	Oil (MBO)	Gas (MMCF)	Undiscounted	Present Worth at 10%
Proved				
Producing	98	207	6,213	5,243
Shut-In	0	129	276	239
Behind Pipe	166	1,309	13,451	10,761
P&A	0	0	-2,557	-1,001
Total Proved	**264**	**1,645**	**17,383**	**15,241**
Probable*				
Incremental Producing	5	210	1,270	1,120
Behind Pipe	2	1	134	126
Undeveloped	335	423	17,736	9,059
P&A	0	0	0	344
Total Probable	**341**	**634**	**19,140**	**10,649**

*Probable and reserves have not been discounted for the risk associated with future recovery.
See reserve definitions following this letter.

Oil volumes are generally expressed in thousands of stock tank barrels (MBO), where one barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of standard cubic feet (MMCF) at 60 degrees Fahrenheit and the contract pressure base.

Net sales, as defined in this report, are before deducting production taxes. Net income is after deducting these taxes, and after deducting future capital costs and operating expenses, but before consideration of federal income taxes. The future net income has also been shown discounted at ten percent to determine its present worth. This present worth is included to indicate a time value of money. This should not be construed as representing the market value of the property, as income tax considerations and opportunity rates may vary greatly among individuals. Our estimates of future cash flows include abandonment costs, and our estimates of all costs required to recover reserves.

Oil and gas prices used in this report were provided by F&M Bank and reflect 90% of the NYMEX strip price as of January 1, 2011, shown below.

Year	Gas $/MMBtu	Oil $/bbl
Jan-2011	4.21	98.06
Jan-2012	4.68	95.55
Jan-2013	5.02	92.99
Jan-2014	5.36	91.64
Jan-2015	5.68	91.26
Thereafter	5.68	91.26

These prices were adjusted to account for transportation cost, basis difference, and oil gravity.

Operating costs and future development cost are based on estimates, as provided by Tchefuncte. Collarini did not confirm the accuracy of these expenses. These current expenses were reduced from $100,000/month to $75,000/month on March 1, 2012 and held constant through the life of the property. Operating costs include processing fees where applicable.

The reserves presented in this report are estimates only and should not be construed as being exact quantities. They may or may not be recovered, and if recovered, the revenues, costs, and expenses therefrom may be more or less than the estimated amounts. Because of governmental policies, uncertainties of supply and demand, and international politics, the actual sales rates and the prices actually received for the reserves, as well as the costs of recovery, may vary from those assumptions included in this report. Also, estimates of reserves may increase or decrease as a result of future operational decisions, mechanical problems, and the price of oil and gas.

All reserve estimates have been performed in accordance with sound engineering principles and generally accepted industry practice. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering data, and all conclusions represent only informed professional judgments.

The titles to the properties have not been examined by Collarini Associates, nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Tchefuncte, and from sources which provide publicly accessible data and are considered accurate.

A detailed environmental and mechanical inspection of the properties was not made by Collarini Associates. A visual inspection of the properties themselves was not considered necessary for the purpose of this report. No assessment of compliance with environmental regulations or future liability for site remediation was made. We are independent consultants; we do not own any interest in this property and are not employed contingent upon the value of this property. All engineering calculations and basic data used in the analysis are maintained on file in our office and are available for review.

Very truly yours,
COLLARINI ASSOCIATES

Mitch Reece, P.E.
President

MCR/tlk

Collarini Engineering Inc.
Texas Board of Professional Engineers Registration F-5660

RESERVE DEFINITIONS and GUIDELINES[1]

RESERVES are those quantities of petroleum anticipated to be commercially recoverable by application of development projects to known accumulations from a given date forward under defined conditions. Reserves must satisfy four criteria: they must be discovered, recoverable, commercial, and remaining based on the development project(s) applied. Reserves are further subdivided in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their development and production status.

To be included in the Reserves class, a project must be sufficiently defined to establish its commercial viability. There must be a reasonable expectation that all required internal and external approvals will be forthcoming, and there is evidence of firm intention to proceed with development within a reasonable time frame.

A reasonable time frame for the initiation of development depends on the specific circumstances and varies according to the scope of the project. While 5 years is recommended as a benchmark, a longer time frame could be applied where, for example, development of economic projects are deferred at the option of the producer for, among other things, market-related reasons, or to meet contractual or strategic objectives. In all cases, the justification for classification as Reserves should be clearly documented. To be included in the Reserves class, there must be a high confidence in the commercial producibility of the reservoir as supported by actual production or formation tests. In certain cases, Reserves may be assigned on the basis of well logs and/or core analysis that indicate that the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

DEVELOPED RESERVES are expected quantities to be recovered from existing wells and facilities. Reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor compared to the cost of a well. Where required facilities become unavailable, it may be necessary to reclassify Developed Reserves as Undeveloped. Developed reserves may be further sub-classified as Producing or Non-Producing.

DEVELOPED PRODUCING RESERVES are reserves expected to be recovered from completion intervals that are open and producing at the time of the estimate.

DEVELOPED NON-PRODUCING RESERVES include shut-in and behind-pipe Reserves. Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future recompletion prior to start of production. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

UNDEVELOPED RESERVES are quantities expected to be recovered through future investments: (1) from new wells on undrilled acreage in known accumulations, (2) from deepening existing wells to a different (but known) reservoir, (3) from infill wells that will increase recovery, or (4) where a relatively large expenditure (e.g. when compared to the cost of drilling a new well) is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

---

[1]As approved by the Board of Directors, Society of Petroleum Engineers (SPE), Inc., February 19, 2007 to revise and incorporate the 2007 SPE/WPC/AAPG/SPEE Petroleum Resources Management System (PRMS).

RESERVE DEFINITIONS and GUIDELINES
(continued)

PROVED RESERVES

Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations. If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data. In the absence of data on fluid contacts, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data. Such definitive information may include pressure gradient analysis and seismic indicators. Seismic data alone may not be sufficient to define fluid contacts for Proved reserves.

PROBABLE RESERVES

Probable Reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves. It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P). In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate. Probable Reserves may be assigned to areas of a reservoir adjacent to Proved where data control or interpretations of available data are less certain. The interpreted reservoir continuity may not meet the reasonable certainty criteria. Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

POSSIBLE RESERVES

Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves. The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario. When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate. Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain. Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project. Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.



LOUISIANA
Lake Hermitage Field
LAFOURCHE
PLAQUEMINES
COLLARINI
Field Locator Map
Tchefuncte Natural Resources
Collarini Associates
1/1/2011

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE
Total Reserves
Ranked by 4/1/11 Reserve Category and NPW at 10 %

	Well	Reservoir	Res. Cat.	Production 8/8ths (Mbbl)	Production 8/8ths (MMcf)	Production Net (Mbbl)	Production Net (MMcf)	Net Sales M$	Prod. Tax M$	Oper. Exp. M$	Exp & Cap Invest M$	Net Income M$	NPW @10% (M$)	Cum NPW (M$)
1	LLDSB #30ST2	Purple 2 Sand	PDP	57	8	45	5	4,170	520	1,207	0	2,443	2,020	2,020
2	LLDSB #3	UL-7 Sand	PDP	29	318	23	179	3,023	302	1,046	0	1,675	1,363	3,383
3	LLDSB #10	UL-4 RB SUA Sand	PDP	28	18	22	10	2,130	263	379	0	1,488	1,333	4,716
4	LLDSB #26	UL-4 Sand	PDP	10	16	8	9	802	97	153	0	552	476	5,192
5	LLDSB #2	P-1 Sand	PDP	1	3	0	1	54	6	10	0	38	36	5,228
6	LLDSB #4	UL-5 Sand	PDP	0	5	0	3	21	2	3	0	16	15	5,243
7	LH PLATFORM FIXED OPEX		PDP	0	0	0	0	0	0	0	0	0	0	5,243
	Total Proved Producing			**126**	**368**	**98**	**207**	**10,199**	**1,189**	**2,798**	**0**	**6,213**	**5,243**	
1	LBLD #3	11,300' Sand	PSI	0	230	0	129	572	27	69	200	276	239	5,482
	Total Proved Shut-In			**0**	**230**	**0**	**129**	**572**	**27**	**69**	**200**	**276**	**239**	
1	LLDSB #4 PB	UL-4 Sand	PBP	152	835	119	587	13,896	1,502	3,224	100	9,070	7,630	13,113
2	LLDSB #26 PB	UL-4 Upr Sand	PBP	46	255	36	179	4,248	441	899	200	2,708	1,743	14,856
3	LBLD #1	10,875' Sand	PBP	3	367	2	258	1,405	77	206	500	622	506	15,362
4	LLDSB 34ST Attic To #33	A-79 Sand	PBP	2	254	2	179	912	56	101	250	505	463	15,825
5	LLDSB #9	SP-5 Sand	PBP	7	4	5	3	539	66	56	75	341	324	16,149
6	LLDSB #30ST2 PB1*	Orange - Orange A Sand	PBP	3	145	2	102	770	45	419	100	205	93	16,243
	Total Proved Behind Pipe			**212**	**1,860**	**166**	**1,309**	**21,770**	**2,188**	**4,906**	**1,225**	**13,451**	**10,761**	
1	LH P&A COST		PPA	0	0	0	0	0	0	0	2,557	-2,557	-1,001	15,241
	Total Proved P&A			**0**	**0**	**0**	**0**	**0**	**0**	**0**	**2,557**	**-2,557**	**-1,001**	
	Total Proved			**339**	**2,458**	**264**	**1,645**	**32,541**	**3,403**	**7,773**	**3,982**	**17,383**	**15,241**	
1	LLDSB #4(incr)	UL-5 Sand	ProbIP	6	374	5	210	1,423	103	0	50	1,270	1,120	1,120
	Total Probable Incremental			**6**	**374**	**5**	**210**	**1,423**	**103**	**0**	**50**	**1,270**	**1,120**	
1	LLDSB #9(incr)	SP-5 Sand	ProbBP	2	1	2	1	153	19	0	0	134	126	1,246
	Total Probable Behind Pipe			**2**	**1**	**2**	**1**	**153**	**19**	**0**	**0**	**134**	**126**	
1	1B #8ST	3,150' Sand	ProbUD	216	406	169	286	16,810	1,966	1,662	2,250	10,932	6,195	7,441

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE
Total Reserves
Ranked by 4/1/11 Reserve Category and NPW at 10 %

	Well	Reservoir	Res. Cat.	Production 8/8ths (Mbbl)	Production 8/8ths (MMcf)	Production Net (Mbbl)	Production Net (MMcf)	Net Sales M$	Prod. Tax M$	Oper. Exp. M$	Exp & Cap Invest M$	Net Income M$	NPW @10% (M$)	Cum NPW (M$)
2	8B #2ST	3,200' Sand	ProbUD	41	38	32	26	3,033	367	0	631	2,036	1,222	8,662
3	1B #8ST	3,100' Sand	ProbUD	55	50	43	35	4,121	500	0	2,250	1,371	689	9,351
4	8B #2ST	3,600' Sand	ProbUD	11	10	9	7	834	102	0	224	509	411	9,763
5	8B #2ST	3,100' Sand	ProbUD	103	94	80	66	7,591	916	2,369	1,580	2,727	397	10,160
6	8B #2ST	4,100' Sand	ProbUD	3	3	2	2	230	28	0	41	161	145	10,305
7	LH PLATFORM FIXED OPEX		ProbUD	0	0	0	0	0	0	0	0	0	0	10,305
	Total Probable Undeveloped			**428**	**601**	**335**	**423**	**32,619**	**3,878**	**4,031**	**6,975**	**17,736**	**9,059**	
1	LH P&A COST		ProbPA	0	0	0	0	0	0	0	0	0	344	10,649
	Total Probable P&A			**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**344**	
	Total Probable			**437**	**976**	**341**	**634**	**34,195**	**3,999**	**4,031**	**7,025**	**19,140**	**10,649**	



TCHEFUNCTE NATURAL RESOURCES
FIELD TOTALS
Net Oil Production Forecast
Probable
Proved Behind Pipe
Proved Producing
MBBL/YEAR
120
100
80
60
40
20
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026



TCHEFUNCTE NATURAL RESOURCES
FIELD TOTALS
Net Gas Production Forecast
Probable
Proved Behind Pipe
Proved Shut-In
Proved Producing
MMCF/YEAR
700
600
500
400
300
200
100
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE FIELD
Reserve Summary

Reservoir	Well #	Reserve Category	Gross Reserves Remaining 4/1/11		Net Reserves Remaining 4/1/11		*	Comments
			MBO	MMCF	MBO	MMCF		
P-1 Sand	LLDSB #2	PDP	1	3	0	1	P	Decline curve
Purple 2 Sand	LLDSB #30ST2	PDP	57	8	45	5	P	Decline curve
UL-4 RB SUA Sand	LLDSB #10	PDP	28	18	22	10	P	Decline curve
UL-4 Sand	LLDSB #26	PDP	10	16	8	9	P	Decline curve
UL-5 Sand	LLDSB #4	PDP	0	5	0	3	P	Decline curve
UL-7 Sand	LLDSB #3	PDP	29	318	23	179	P	Decline curve
Total Proved Producing			**125**	**368**	**98**	**207**		
11,300'	LBLD #3	PSI	0	230	0	129	P	P/Z vs. cumulative
Total Proved Shut-In			**0**	**230**	**0**	**129**		
10,875' Sand	LBLD #1	PBP	3	367	2	258	V	Crest of structure to lowest-known gas
A-79 Sand	LLDSB #34 Attic to #33	PBP	2	254	2	179	V	Crest of structure to TOS #33
Orange-Orange A Sand	LLDSB #30ST2 PB1	PBP	3	145	2	102	A	LLDSB #30
SP-5 Sand	LLDSB #9	PBP	7	4	5	3	V	Crest of structure to TOS #14B
UL-4 Sand	LLDSB #4 PB	PBP	152	835	119	587	V	TOS #3 to Oil/water contact
UL-4 Upr Sand	LLDSB #26 PB	PBP	46	255	36	179	V	Crest of structure to TOS #4
Total Proved Behind Pipe			**213**	**1,860**	**166**	**1,308**		
TOTAL PROVED RESERVES			**338**	**2,458**	**264**	**1,644**		

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE FIELD
Reserve Summary

Reservoir	Well #	Reserve Category	Gross Reserves Remaining 4/1/11		Net Reserves Remaining 4/1/11		*	Comments
			MBO	MMCF	MBO	MMCF		
UL-5 Sand	LLDSB #4(incr)	ProbIP	6	374	5	210	V	Acidize to return to production
Total Probable Incremental Producing			**6**	**374**	**5**	**210**		
SP-5 Sand	LLDSB #9(incr)	ProbBP	2	1	2	1	V	Add one sand thickness
Total Probable Behind Pipe			**2**	**1**	**2**	**1**		
3,100' Sand	1B #8ST	ProbUD	55	50	43	35	V	4 acres
3,100' Sand	8B #2ST	ProbUD	103	94	80	66	V	4.1 acres
3,150' Sand	1B #8ST	ProbUD	216	406	169	286	V	3.6 acres
3,200' Sand	8B #2ST	ProbUD	41	38	32	26	V	3.7 acres
3,600' Sand	8B #2ST	ProbUD	11	10	9	7	V	4.2 acres
4,100' Sand	8B #2ST	ProbUD	3	3	2	2	V	4.1 acres
Total Probable Undeveloped			**429**	**601**	**335**	**422**		
TOTAL PROBABLE RESERVES			**437**	**976**	**342**	**633**		

*** Reserve Methodology:**

V = Volumetrics P = Performance
M = Material Balance A = Analogy

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE FIELD
Forecast of Expenditures

Well #	Reservoir	Date	Gross Amount 2011 M$	Work Description
LLDSB #4 PB	UL-4 Sand	Jun-2011	100	Recompletion
LLDSB #9	SP-5 Sand	Jun-2011	75	Recompletion
LLDSB #4 (incr)	UL-5 Sand	Jul-2011	50	Acidize
LLDSB #34ST Attic to #33	A-79 Sand	Jul-2011	100	Completion
LLDSB #34ST Attic to #34	A-79 Sand	Jul-2011	150	Flowline
LBLD #3	1,300' Sand	Aug-2011	200	Tie in flowline
1B #8ST	3,150' Sand	Nov-2011	1,500	Drill
1B #8ST	3,100' Sand	Dec-2011	750	Completion
8B #2ST	3,100' sand	Dec-2011	1,003	Alloc share drilling
8B #2ST	3,200' Sand	Dec-2011	370	Alloc share drilling
8B #2ST	3,600' Sand	Dec-2011	99	Share drilling cost
8B #2ST	4,100' Sand	Dec-2011	27	Share drilling cost
8B #2ST	3,100' Sand	Jan-2012	502	Alloc completion cost
8B #2ST	3,200' sand	Jan-2012	185	Alloc share comp cost
8B #2ST	3,600' Sand	Jan-2012	50	Share comp cost
8B #2ST	4,100' Sand	Jan-2012	14	Share comp cost
1B #8ST	3,100' Sand	Jan-2012	1,500	Drill
1B #8ST	3,100' Sand	Jan-2012	750	Completion
LBLD #1	10,875' sand	Jan-2012	500	Clean out & perforate
8B #2ST	3,600' Sand	Jul-2012	75	Recompletion cost
8B #2ST	3,200' Sand	Oct-2013	75	Recompletion cost
LLDSB #26 PB	UL-4 Upr Sand	Feb-2015	200	Recompletion cost
8B #2ST	3,100' Sand	Jan-2018	75	Recompletion cost
LLDSB #30ST2 PB1	Orange-Orange A Sand	Aug-2018	100	Recompletion cost
Field Abandonment		Nov-2024	2,557	Abandonment
	Total		**11,007**	

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total

Present Worth Profile	Mid-Year Discounting		
10.00 %	25,890.4	60.00 %	7,417.1
20.00 %	18,948.7	65.00 %	6,769.7
30.00 %	14,365.7	75.00 %	5,709.3
40.00 %	11,240.2	85.00 %	4,885.5
50.00 %	9,030.9	90.00 %	4,541.2

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	10	79.3	707.9	0.00	61.7	452.0	0.00	97.00	4.13	0.00
2012	15	128.4	980.8	0.00	100.2	643.0	0.00	94.20	4.63	0.00
2013	11	96.4	442.3	0.00	75.3	292.7	0.00	91.60	4.98	0.00
2014	8	84.8	237.5	0.00	66.2	157.7	0.00	90.22	5.34	0.00
2015	8	98.7	359.9	0.00	77.1	248.1	0.00	89.82	5.68	0.00
2016	8	61.4	188.2	0.00	48.0	128.2	0.00	89.82	5.68	0.00
2017	7	41.4	104.3	0.00	32.4	69.9	0.00	89.82	5.68	0.00
2018	5	50.5	190.5	0.00	39.5	131.1	0.00	89.81	5.68	0.00
2019	4	41.5	103.3	0.00	32.5	72.3	0.00	89.81	5.68	0.00
2020	2	37.2	47.0	0.00	29.1	33.1	0.00	89.81	5.68	0.00
2021	2	29.6	37.5	0.00	23.1	26.4	0.00	89.81	5.68	0.00
2022	2	20.0	26.6	0.00	15.6	18.7	0.00	89.81	5.68	0.00
2023	2	6.3	8.7	0.00	4.9	6.1	0.00	89.81	5.68	0.00
2024	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		775.3	3,434.6	0.00	605.5	2,279.1	0.00	91.54	4.96	0.00
Cumulative		248.8	3,210.0	0.0						
Ultimate		1,024.2	6,644.6	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	7,846.9	0.0	841.6	935.9	4,425.0	1,644.4	1,644.4	1,625.8
2012	12,413.9	0.0	1,313.7	997.9	3,575.0	6,527.3	8,171.7	7,225.4
2013	8,353.7	0.0	922.7	947.9	75.0	6,408.0	14,579.7	12,341.3
2014	6,817.6	0.0	779.7	947.9	0.0	5,090.0	19,669.7	16,019.8
2015	8,334.3	0.0	917.2	947.9	200.0	6,269.2	25,939.0	20,117.2
2016	5,041.2	0.0	565.8	947.9	0.0	3,527.6	29,466.5	22,210.8
2017	3,303.4	0.0	377.8	947.9	0.0	1,977.7	31,444.2	23,270.9
2018	4,288.1	0.0	470.2	947.9	175.0	2,695.0	34,139.2	24,566.7
2019	3,327.2	0.0	379.6	944.4	0.0	2,003.3	36,142.5	25,446.9
2020	2,797.6	0.0	333.1	947.9	0.0	1,516.6	37,659.1	26,048.7
2021	2,227.7	0.0	265.2	947.9	0.0	1,014.6	38,673.7	26,415.0
2022	1,507.6	0.0	179.1	947.9	0.0	380.7	39,054.4	26,539.9
2023	476.4	0.0	56.5	395.0	0.0	25.0	39,079.4	26,547.5
2024	0.0	0.0	0.0	0.0	2,557.0	-2,557.0	36,522.4	25,890.4
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	66,735.6	0.0	7,402.2	11,804.0	11,007.0	36,522.4	36,522.4	25,890.4

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total

Proved

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	15,241.2	60.00 %	7,745.1
20.00 %	13,145.6	65.00 %	7,328.7
30.00 %	11,357.9	75.00 %	6,603.2
40.00 %	9,896.0	85.00 %	5,994.1
50.00 %	8,710.8	90.00 %	5,725.1

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	10	75.4	561.4	0.00	58.6	369.4	0.00	96.99	4.13	0.00
2012	10	74.6	762.7	0.00	58.2	510.4	0.00	94.26	4.63	0.00
2013	6	49.3	317.4	0.00	38.5	213.2	0.00	91.65	4.98	0.00
2014	5	33.7	148.0	0.00	26.4	97.6	0.00	90.26	5.34	0.00
2015	5	57.9	299.6	0.00	45.2	205.6	0.00	89.83	5.68	0.00
2016	5	26.8	133.4	0.00	20.9	89.6	0.00	89.83	5.68	0.00
2017	4	11.7	54.2	0.00	9.2	34.6	0.00	89.83	5.68	0.00
2018	3	8.0	131.4	0.00	6.2	89.5	0.00	89.82	5.68	0.00
2019	2	1.2	50.2	0.00	0.9	34.9	0.00	89.81	5.68	0.00
2020	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		338.6	2,458.3	0.00	264.2	1,645.0	0.00	92.70	4.89	0.00
Cumulative		248.8	3,210.0	0.0						
Ultimate		587.4	5,668.3	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	7,213.1	0.0	787.8	935.9	625.0	4,864.4	4,864.4	4,631.7
2012	7,843.5	0.0	791.5	997.9	500.0	5,554.1	10,418.5	9,515.9
2013	4,590.3	0.0	485.3	947.9	0.0	3,157.1	13,575.6	12,042.8
2014	2,900.5	0.0	317.7	947.9	0.0	1,634.9	15,210.5	13,226.1
2015	5,231.6	0.0	550.7	947.9	200.0	3,533.0	18,743.5	15,536.1
2016	2,390.9	0.0	253.9	947.9	0.0	1,189.2	19,932.7	16,247.6
2017	1,021.6	0.0	110.3	947.9	0.0	-36.6	19,896.1	16,229.1
2018	1,069.1	0.0	88.7	947.9	100.0	-67.5	19,828.6	16,192.0
2019	280.0	0.0	17.5	151.7	0.0	110.9	19,939.5	16,242.6
2020	0.0	0.0	0.0	0.0	2,557.0	-2,557.0	17,382.5	15,241.2
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	32,540.5	0.0	3,403.3	7,772.7	3,982.0	17,382.5	17,382.5	15,241.2

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total
Proved Producing

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	5,242.8	60.00 %	2,796.4
20.00 %	4,501.0	65.00 %	2,665.5
30.00 %	3,923.7	75.00 %	2,435.8
40.00 %	3,466.5	85.00 %	2,241.0
50.00 %	3,098.1	90.00 %	2,154.4

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	6	32.3	74.0	0.00	25.1	41.6	0.00	97.19	4.13	0.00
2012	6	29.5	75.8	0.00	22.9	42.6	0.00	94.52	4.63	0.00
2013	4	20.5	57.6	0.00	16.0	32.4	0.00	91.80	4.98	0.00
2014	4	15.2	46.1	0.00	11.8	25.9	0.00	90.35	5.34	0.00
2015	3	10.3	36.1	0.00	8.0	20.3	0.00	89.91	5.68	0.00
2016	3	8.0	30.0	0.00	6.3	16.9	0.00	89.87	5.68	0.00
2017	3	6.4	24.9	0.00	5.0	14.0	0.00	89.84	5.68	0.00
2018	1	3.8	20.7	0.00	3.0	11.7	0.00	89.83	5.68	0.00
2019	1	0.3	3.0	0.00	0.2	1.7	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		126.3	368.2	0.00	98.3	207.0	0.00	93.19	5.00	0.00
Cumulative		235.4	1,080.6	0.0						
Ultimate		361.7	1,448.8	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	2,610.7	0.0	313.5	435.0	0.0	1,862.1	1,862.1	1,787.0
2012	2,364.3	0.0	279.8	298.4	0.0	1,786.2	3,648.3	3,362.9
2013	1,627.8	0.0	190.0	335.0	0.0	1,102.8	4,751.0	4,244.0
2014	1,208.8	0.0	139.2	393.5	0.0	676.2	5,427.2	4,733.0
2015	836.6	0.0	94.4	172.8	0.0	569.5	5,996.7	5,105.2
2016	660.6	0.0	74.1	277.7	0.0	308.8	6,305.5	5,289.2
2017	529.5	0.0	59.2	490.4	0.0	-20.0	6,285.5	5,279.1
2018	331.7	0.0	35.6	379.9	0.0	-83.8	6,201.7	5,237.7
2019	29.1	0.0	2.8	15.2	0.0	11.1	6,212.8	5,242.8
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	10,199.2	0.0	1,188.6	2,797.8	0.0	6,212.8	6,212.8	5,242.8

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LH PLATFORM FIXED OPEX
Proved Producing

	Initial	Final
Gross Working Interest	1.000000	0.000000
Net Revenue Interest	1.000000	0.000000

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	0.0	60.00 %	0.0
20.00 %	0.0	65.00 %	0.0
30.00 %	0.0	75.00 %	0.0
40.00 %	0.0	85.00 %	0.0
50.00 %	0.0	90.00 %	0.0

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		0.0	0.0	0.0						

ALLOCATED

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #2
Proved Producing
P-1 Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	36.0	60.00 %	28.7
20.00 %	34.3	65.00 %	28.1
30.00 %	32.7	75.00 %	27.0
40.00 %	31.3	85.00 %	26.0
50.00 %	29.9	90.00 %	25.5

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	0.5	2.1	0.00	0.4	1.2	0.00	96.61	4.13	0.00
2012	1	0.1	0.5	0.00	0.1	0.3	0.00	94.10	4.63	0.00
2013	0	0.0	0.1	0.00	0.0	0.0	0.00	0.00	4.98	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.6	2.7	0.00	0.5	1.5	0.00	96.13	4.24	0.00
Cumulative		22.8	49.2	0.0						
Ultimate		23.4	51.8	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	43.2	0.0	5.0	8.2	0.0	30.0	30.0	28.9
2012	10.3	0.0	1.2	1.3	0.0	7.8	37.8	35.9
2013	0.2	0.0	0.0	0.0	0.0	0.1	37.9	36.0
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	53.6	0.0	6.2	9.5	0.0	37.9	37.9	36.0

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE

LLDSB #2
P-1 Sand
Proved Producing



Oil (Mbbl/day)
Gas (MMcf/day)
Water (Mbbl/day)
.1
.01
.001
Cleaned out sand and added perfs 9/27/09 - rat
Water
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Proj Oil Cum: 22.76 Mbbl
Proj Gas Cum: 49.16 MMcf
Proj Wtr Cum: 1.62 Mbbl

Oil EUR: 23.38 Mbbl
Gas EUR: 51.82 MMcf

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #30ST2
Proved Producing
Purple 2 Sand

Present Worth Profile	Mid-Year Discounting		
10.00 %	2,019.5	60.00 %	995.6
20.00 %	1,700.7	65.00 %	943.6
30.00 %	1,456.8	75.00 %	853.5
40.00 %	1,267.0	85.00 %	778.1
50.00 %	1,116.7	90.00 %	744.9

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781900	0.781900

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	11.0	4.2	0.00	8.6	2.4	0.00	96.61	4.13	0.00
2012	1	12.1	2.4	0.00	9.4	1.4	0.00	94.10	4.63	0.00
2013	1	9.6	0.9	0.00	7.5	0.5	0.00	91.54	4.98	0.00
2014	1	7.7	0.4	0.00	6.0	0.2	0.00	90.19	5.34	0.00
2015	1	6.2	0.1	0.00	4.8	0.1	0.00	89.81	5.68	0.00
2016	1	5.0	0.1	0.00	3.9	0.0	0.00	89.81	5.68	0.00
2017	1	4.0	0.0	0.00	3.1	0.0	0.00	89.81	5.68	0.00
2018	0	1.8	0.0	0.00	1.4	0.0	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		57.5	8.1	0.00	44.9	4.6	0.00	92.36	4.47	0.00
Cumulative		55.8	83.1	0.0						
Ultimate		113.2	91.2	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	841.3	0.0	104.4	136.7	0.0	600.1	600.1	575.3
2012	894.8	0.0	111.3	112.4	0.0	671.1	1,271.2	1,166.7
2013	693.3	0.0	86.4	141.9	0.0	464.9	1,736.2	1,537.9
2014	546.6	0.0	68.2	176.2	0.0	302.2	2,038.3	1,756.3
2015	435.9	0.0	54.4	88.2	0.0	293.2	2,331.5	1,947.9
2016	350.1	0.0	43.7	145.0	0.0	161.3	2,492.8	2,044.0
2017	279.7	0.0	35.0	255.1	0.0	-10.4	2,482.4	2,038.7
2018	128.3	0.0	16.0	151.2	0.0	-38.9	2,443.5	2,019.5
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	4,169.9	0.0	519.6	1,206.8	0.0	2,443.5	2,443.5	2,019.5

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE

LLDSB #30ST2
Purple 2 Sand
Proved Producing



Oil (Mbbl/day)
Gas (MMcf/day)
Water (Mbbl/day)
Water
Oil
.01
.1
.001
.01
.0001
.001
06
07
08
09
10
11
12
13
14
15
16
17
18
19

Proj Oil Cum: 55.78 Mbbl
Proj Gas Cum: 83.08 MMcf
Proj Wtr Cum: 4.73 Mbbl

Oil EUR: 113.24 Mbbl
Gas EUR: 91.22 MMcf

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #10
Proved Producing
UL-4 RB SUA Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.767497	0.767497

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	1,332.9	60.00 %	863.6
20.00 %	1,205.0	65.00 %	833.4
30.00 %	1,098.2	75.00 %	778.7
40.00 %	1,007.8	85.00 %	730.4
50.00 %	930.4	90.00 %	708.3

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	13.0	7.1	0.00	10.0	3.9	0.00	98.06	4.13	0.00
2012	1	8.6	5.3	0.00	6.6	3.0	0.00	95.55	4.63	0.00
2013	1	3.8	2.8	0.00	2.9	1.5	0.00	92.99	4.98	0.00
2014	1	1.7	1.4	0.00	1.3	0.8	0.00	91.64	5.34	0.00
2015	1	0.7	0.7	0.00	0.6	0.4	0.00	91.26	5.68	0.00
2016	1	0.3	0.4	0.00	0.3	0.2	0.00	91.26	5.68	0.00
2017	1	0.1	0.2	0.00	0.1	0.1	0.00	91.26	5.68	0.00
2018	0	0.0	0.1	0.00	0.0	0.0	0.00	91.26	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		28.3	18.0	0.00	21.7	9.9	0.00	95.93	4.62	0.00
Cumulative		64.3	61.3	0.0						
Ultimate		92.6	79.3	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	993.8	0.0	123.0	169.5	0.0	701.3	701.3	674.0
2012	642.4	0.0	79.2	80.2	0.0	483.0	1,184.3	1,101.6
2013	278.1	0.0	34.1	55.7	0.0	188.2	1,372.5	1,252.6
2014	122.5	0.0	15.0	39.0	0.0	68.6	1,441.1	1,302.4
2015	54.6	0.0	6.6	11.2	0.0	36.8	1,477.9	1,326.5
2016	24.4	0.0	2.9	9.7	0.0	11.8	1,489.7	1,333.6
2017	10.9	0.0	1.3	9.9	0.0	-0.3	1,489.4	1,333.4
2018	3.2	0.0	0.4	3.8	0.0	-1.0	1,488.4	1,332.9
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	2,129.9	0.0	262.6	379.0	0.0	1,488.4	1,488.4	1,332.9

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE

LLDSB #10
UL-4 RB SUA Sand
Proved Producing



Oil (Mbbl/day)
Gas (MMcf/day)
Water (Mbbl/day)
Water
.1
.01
.001
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Proj Oil Cum: 64.33 Mbbl
Proj Gas Cum: 61.28 MMcf
Proj Wtr Cum: 46.25 Mbbl

Oil EUR: 92.64 Mbbl
Gas EUR: 79.28 MMcf

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #26
Proved Producing
UL-4 Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	476.4	60.00 %	263.6
20.00 %	415.6	65.00 %	251.2
30.00 %	366.1	75.00 %	229.1
40.00 %	325.5	85.00 %	210.3
50.00 %	291.8	90.00 %	201.9

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	2.9	5.3	0.00	2.3	3.0	0.00	96.61	4.13	0.00
2012	1	3.1	5.0	0.00	2.4	2.8	0.00	94.10	4.63	0.00
2013	1	2.4	3.4	0.00	1.9	1.9	0.00	91.54	4.98	0.00
2014	1	1.9	2.2	0.00	1.5	1.3	0.00	90.19	5.34	0.00
2015	0	0.1	0.1	0.00	0.1	0.0	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		10.4	16.0	0.00	8.1	9.0	0.00	93.47	4.64	0.00
Cumulative		28.0	194.9	0.0						
Ultimate		38.4	210.9	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	232.3	0.0	28.1	38.0	0.0	166.2	166.2	159.4
2012	242.3	0.0	29.2	30.5	0.0	182.5	348.7	320.2
2013	182.6	0.0	22.0	37.5	0.0	123.0	471.7	418.5
2014	139.7	0.0	16.9	45.2	0.0	77.6	549.3	474.6
2015	5.3	0.0	0.6	2.1	0.0	2.6	552.0	476.4
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	802.1	0.0	96.9	153.3	0.0	552.0	552.0	476.4

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE

LLDSB #26
UL-4 Sand
Proved Producing



Oil (Mbbl/day)
Gas (MMcf/day)
Water (Mbbl/day)
.01
.1
.001
.01
.0001
.001
.01
.001
.0001
Water
Oil
Gas
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Proj Gas Cum: 194.90 MMcf
Proj Oil Cum: 27.98 Mbbl
Proj Wtr Cum: 7.50 Mbbl

Gas EUR: 210.93 MMcf
Oil EUR: 38.38 Mbbl

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #4
Proved Producing
UL-5 Sand

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	14.6	60.00 %	9.8
20.00 %	13.4	65.00 %	9.4
30.00 %	12.3	75.00 %	8.8
40.00 %	11.4	85.00 %	8.2
50.00 %	10.5	90.00 %	8.0

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	0.0	2.6	0.00	0.0	1.4	0.00	96.61	4.13	0.00
2012	1	0.0	2.4	0.00	0.0	1.3	0.00	94.10	4.63	0.00
2013	0	0.0	0.3	0.00	0.0	0.2	0.00	91.54	4.98	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.1	5.2	0.00	0.1	2.9	0.00	95.15	4.40	0.00
Cumulative		0.5	32.0	0.0						
Ultimate		0.7	37.3	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	9.7	0.0	0.8	1.7	0.0	7.2	7.2	7.0
2012	9.8	0.0	0.7	1.3	0.0	7.8	15.0	13.8
2013	1.2	0.0	0.1	0.2	0.0	0.9	15.9	14.6
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	20.7	0.0	1.6	3.2	0.0	15.9	15.9	14.6

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE

LLDSB #4
UL-5 Sand
Proved Producing



Oil (Mbbl/day)
Gas (MMcf/day)
Water (Mbbl/day)
.01
.1
.001
.01
.0001
.001
.01
.001
.0001
Water
Gas
Oil
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Proj Oil Cum: 0.55 Mbbl
Proj Gas Cum: 32.04 MMcf
Proj Wtr Cum: 0.10 Mbbl

Oil EUR: 0.65 Mbbl
Gas EUR: 37.27 MMcf

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #3
Proved Producing
UL-7 Sand

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	1,363.3	60.00 %	635.2
20.00 %	1,132.1	65.00 %	599.7
30.00 %	957.6	75.00 %	538.6
40.00 %	823.5	85.00 %	488.0
50.00 %	718.7	90.00 %	465.9

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	4.9	52.7	0.00	3.8	29.7	0.00	96.61	4.13	0.00
2012	1	5.6	60.1	0.00	4.3	33.8	0.00	94.10	4.63	0.00
2013	1	4.6	50.2	0.00	3.6	28.2	0.00	91.54	4.98	0.00
2014	1	3.9	42.0	0.00	3.0	23.6	0.00	90.19	5.34	0.00
2015	1	3.3	35.2	0.00	2.5	19.8	0.00	89.81	5.68	0.00
2016	1	2.7	29.5	0.00	2.1	16.6	0.00	89.81	5.68	0.00
2017	1	2.3	24.7	0.00	1.8	13.9	0.00	89.81	5.68	0.00
2018	1	1.9	20.7	0.00	1.5	11.6	0.00	89.81	5.68	0.00
2019	1	0.3	3.0	0.00	0.2	1.7	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		29.4	318.1	0.00	23.0	179.0	0.00	92.07	5.07	0.00
Cumulative		64.0	660.2	0.0						
Ultimate		93.4	978.2	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	490.4	0.0	52.2	81.0	0.0	357.3	357.3	342.4
2012	564.8	0.0	58.1	72.7	0.0	434.0	791.3	724.7
2013	472.5	0.0	47.3	99.6	0.0	325.5	1,116.8	984.5
2014	400.1	0.0	39.1	133.1	0.0	227.8	1,344.6	1,149.1
2015	340.8	0.0	32.7	71.3	0.0	236.9	1,581.5	1,303.9
2016	286.1	0.0	27.4	123.0	0.0	135.8	1,717.3	1,384.7
2017	238.9	0.0	22.9	225.4	0.0	-9.4	1,707.9	1,380.0
2018	200.1	0.0	19.2	224.8	0.0	-43.9	1,664.0	1,358.2
2019	29.1	0.0	2.8	15.2	0.0	11.1	1,675.1	1,363.3
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	3,022.9	0.0	301.7	1,046.1	0.0	1,675.1	1,675.1	1,363.3

TCHEFUNCTE NATURAL RESOURCES
LAKE HERMITAGE

LLDSB #3
UL-7 Sand
Proved Producing



Oil (Mbbl/mon)
Gas (MMcf/mon)
Water (Mbbl/mon)
1 10
.1 1
.01 .1
1
.1
.01
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
Gas
Oil
Water

Proj Gas Cum: 660.16 MMcf
Proj Oil Cum: 64.05 Mbbl
Proj Wtr Cum: 18.19 Mbbl

Gas EUR: 978.24 MMcf
Oil EUR: 93.44 Mbbl

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total
Proved Shut-In

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	239.4	60.00 %	116.0
20.00 %	207.7	65.00 %	107.5
30.00 %	180.1	75.00 %	92.1
40.00 %	155.9	85.00 %	78.5
50.00 %	134.7	90.00 %	72.3

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	0.0	106.7	0.00	0.0	60.1	0.00	0.00	4.13	0.00
2012	1	0.0	109.4	0.00	0.0	61.6	0.00	0.00	4.63	0.00
2013	0	0.0	13.9	0.00	0.0	7.8	0.00	0.00	4.98	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.0	230.0	0.00	0.0	129.4	0.00	0.00	4.42	0.00
Cumulative		13.4	2,129.4	0.0						
Ultimate		13.4	2,359.4	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	248.0	0.0	12.5	23.2	200.0	12.3	12.3	7.3
2012	284.8	0.0	12.8	38.6	0.0	233.4	245.8	214.7
2013	38.9	0.0	1.6	7.3	0.0	29.9	275.7	239.4
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	571.7	0.0	26.9	69.1	200.0	275.7	275.7	239.4

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LBLD #3
Proved Shut-In
11,300' Sand

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	239.4	60.00 %	116.0
20.00 %	207.7	65.00 %	107.5
30.00 %	180.1	75.00 %	92.1
40.00 %	155.9	85.00 %	78.5
50.00 %	134.7	90.00 %	72.3

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	0.0	106.7	0.00	0.0	60.1	0.00	0.00	4.13	0.00
2012	1	0.0	109.4	0.00	0.0	61.6	0.00	0.00	4.63	0.00
2013	0	0.0	13.9	0.00	0.0	7.8	0.00	0.00	4.98	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.0	230.0	0.00	0.0	129.4	0.00	0.00	4.42	0.00
Cumulative		13.4	2,129.4	0.0						
Ultimate		13.4	2,359.4	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	248.0	0.0	12.5	23.2	200.0	12.3	12.3	7.3
2012	284.8	0.0	12.8	38.6	0.0	233.4	245.8	214.7
2013	38.9	0.0	1.6	7.3	0.0	29.9	275.7	239.4
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	571.7	0.0	26.9	69.1	200.0	275.7	275.7	239.4

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total
Proved Behind Pipe

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	10,760.5	60.00 %	4,843.0
20.00 %	8,832.2	65.00 %	4,562.3
30.00 %	7,411.3	75.00 %	4,078.1
40.00 %	6,336.6	85.00 %	3,675.7
50.00 %	5,503.5	90.00 %	3,499.1

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	3	43.0	380.7	0.00	33.5	267.8	0.00	96.84	4.13	0.00
2012	3	45.1	577.5	0.00	35.2	406.2	0.00	94.10	4.63	0.00
2013	2	28.8	246.0	0.00	22.5	173.1	0.00	91.54	4.98	0.00
2014	1	18.6	101.9	0.00	14.5	71.7	0.00	90.19	5.34	0.00
2015	2	47.6	263.4	0.00	37.2	185.3	0.00	89.81	5.68	0.00
2016	2	18.8	103.5	0.00	14.7	72.8	0.00	89.81	5.68	0.00
2017	1	5.3	29.3	0.00	4.2	20.6	0.00	89.81	5.68	0.00
2018	2	4.2	110.7	0.00	3.3	77.9	0.00	89.81	5.68	0.00
2019	1	0.9	47.2	0.00	0.7	33.2	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		212.3	1,860.2	0.00	165.8	1,308.6	0.00	92.41	4.93	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		212.3	1,860.2	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	4,354.4	0.0	461.8	477.7	425.0	2,989.9	2,989.9	2,837.4
2012	5,194.4	0.0	498.9	660.9	500.0	3,534.5	6,524.4	5,938.4
2013	2,923.6	0.0	293.6	605.6	0.0	2,024.4	8,548.9	7,559.4
2014	1,691.7	0.0	178.5	554.4	0.0	958.8	9,507.6	8,253.7
2015	4,395.0	0.0	456.3	775.1	200.0	2,963.5	12,471.2	10,191.5
2016	1,730.3	0.0	179.7	670.2	0.0	880.4	13,351.6	10,718.9
2017	492.1	0.0	51.2	457.5	0.0	-16.6	13,335.0	10,710.6
2018	737.4	0.0	53.1	568.0	100.0	16.3	13,351.3	10,715.0
2019	250.9	0.0	14.7	136.4	0.0	99.7	13,451.0	10,760.5
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	21,769.7	0.0	2,187.8	4,905.9	1,225.0	13,451.0	13,451.0	10,760.5

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LBLD #1
Proved Behind Pipe
10,875' Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	506.5	60.00 %	172.3
20.00 %	411.6	65.00 %	153.4
30.00 %	333.6	75.00 %	120.5
40.00 %	269.2	85.00 %	93.4
50.00 %	216.2	90.00 %	81.6

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	1	1.9	275.4	0.00	1.5	193.7	0.00	94.10	4.63	0.00
2013	1	0.7	91.6	0.00	0.5	64.5	0.00	91.54	4.98	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		2.6	367.0	0.00	2.0	258.2	0.00	93.40	4.71	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		2.6	367.0	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2012	1,034.0	0.0	57.5	129.5	500.0	346.9	346.9	284.4
2013	371.4	0.0	19.7	76.9	0.0	274.8	621.8	506.5
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	1,405.4	0.0	77.2	206.4	500.0	621.8	621.8	506.5

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB 34ST Attic To #33
Proved Behind Pipe
A-79 Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781900	0.781900

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	462.9	60.00 %	302.9
20.00 %	424.8	65.00 %	290.5
30.00 %	390.0	75.00 %	267.2
40.00 %	358.3	85.00 %	245.9
50.00 %	329.4	90.00 %	235.9

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	1.5	186.5	0.00	1.2	131.2	0.00	96.61	4.13	0.00
2012	1	0.5	67.5	0.00	0.4	47.5	0.00	94.10	4.63	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		2.0	254.0	0.00	1.6	178.7	0.00	95.98	4.26	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		2.0	254.0	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	654.9	0.0	41.4	66.8	250.0	296.7	296.7	275.8
2012	256.8	0.0	14.5	34.2	0.0	208.1	504.8	462.9
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	911.7	0.0	55.9	101.0	250.0	504.8	504.8	462.9

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #30ST2 PB1*
Proved Behind Pipe
Orange - Orange A Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781900	0.781900

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	93.4	60.00 %	2.0
20.00 %	42.8	65.00 %	1.4
30.00 %	19.7	75.00 %	0.6
40.00 %	9.1	85.00 %	0.3
50.00 %	4.3	90.00 %	0.2

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2013	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2014	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2015	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2016	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2017	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2018	1	1.8	97.6	0.00	1.4	68.7	0.00	89.81	5.68	0.00
2019	1	0.9	47.2	0.00	0.7	33.2	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		2.7	144.8	0.00	2.1	101.9	0.00	89.81	5.68	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		2.7	144.8	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2018	518.7	0.0	30.3	283.0	100.0	105.4	105.4	47.9
2019	250.9	0.0	14.7	136.4	0.0	99.7	205.1	93.4
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	769.6	0.0	45.0	419.4	100.0	205.1	205.1	93.4

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #9
Proved Behind Pipe
SP-5 Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.767497	0.767497

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	324.3	60.00 %	252.4
20.00 %	308.2	65.00 %	246.3
30.00 %	293.1	75.00 %	234.5
40.00 %	278.8	85.00 %	223.4
50.00 %	265.2	90.00 %	218.1

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	7.0	4.4	0.00	5.4	3.0	0.00	98.06	4.13	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		7.0	4.4	0.00	5.4	3.0	0.00	98.06	4.13	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		7.0	4.4	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	539.3	0.0	66.5	56.5	75.0	341.3	341.3	324.3
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	539.3	0.0	66.5	56.5	75.0	341.3	341.3	324.3

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #4 PB
Proved Behind Pipe
UL-4 Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	7,630.4	60.00 %	3,906.1
20.00 %	6,517.3	65.00 %	3,702.2
30.00 %	5,641.9	75.00 %	3,343.3
40.00 %	4,942.3	85.00 %	3,038.2
50.00 %	4,374.2	90.00 %	2,902.3

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	34.5	189.8	0.00	27.0	133.5	0.00	96.61	4.13	0.00
2012	1	42.7	234.6	0.00	33.4	165.0	0.00	94.10	4.63	0.00
2013	1	28.1	154.4	0.00	22.0	108.6	0.00	91.54	4.98	0.00
2014	1	18.6	101.9	0.00	14.5	71.7	0.00	90.19	5.34	0.00
2015	1	12.3	67.3	0.00	9.6	47.4	0.00	89.81	5.68	0.00
2016	1	8.1	44.6	0.00	6.3	31.3	0.00	89.81	5.68	0.00
2017	1	5.3	29.3	0.00	4.2	20.6	0.00	89.81	5.68	0.00
2018	1	2.4	13.1	0.00	1.9	9.2	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		152.0	835.0	0.00	118.8	587.4	0.00	92.93	4.86	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		152.0	835.0	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	3,160.2	0.0	353.9	354.5	100.0	2,351.8	2,351.8	2,237.3
2012	3,903.6	0.0	426.9	497.3	0.0	2,979.5	5,331.4	4,866.8
2013	2,552.2	0.0	273.9	528.6	0.0	1,749.6	7,081.0	6,265.8
2014	1,691.7	0.0	178.5	554.4	0.0	958.8	8,039.7	6,960.0
2015	1,129.6	0.0	117.4	234.5	0.0	777.7	8,817.4	7,468.9
2016	747.6	0.0	77.7	312.1	0.0	357.8	9,175.2	7,682.3
2017	492.1	0.0	51.2	457.5	0.0	-16.6	9,158.6	7,674.0
2018	218.7	0.0	22.7	285.0	0.0	-89.1	9,069.5	7,630.4
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	13,895.6	0.0	1,502.2	3,223.9	100.0	9,069.5	9,069.5	7,630.4

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #26 PB
Proved Behind Pipe
UL-4 Upr Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	1,743.0	60.00 %	207.3
20.00 %	1,127.5	65.00 %	168.6
30.00 %	733.0	75.00 %	111.9
40.00 %	478.9	85.00 %	74.6
50.00 %	314.3	90.00 %	61.0

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2013	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2014	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2015	1	35.4	196.1	0.00	27.6	137.9	0.00	89.81	5.68	0.00
2016	1	10.6	58.9	0.00	8.3	41.4	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		46.0	255.0	0.00	36.0	179.4	0.00	89.81	5.68	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		46.0	255.0	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2015	3,265.4	0.0	338.9	540.6	200.0	2,185.9	2,185.9	1,429.0
2016	982.7	0.0	102.0	358.1	0.0	522.6	2,708.5	1,743.0
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	4,248.1	0.0	440.9	898.7	200.0	2,708.5	2,708.5	1,743.0

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total
Proved P&A

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	-1,001.5	60.00 %	-10.3
20.00 %	-395.3	65.00 %	-6.6
30.00 %	-157.2	75.00 %	-2.7
40.00 %	-63.0	85.00 %	-1.1
50.00 %	-25.4	90.00 %	-0.7

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2013	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2014	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2015	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2016	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2017	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2018	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2019	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2020	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		0.0	0.0	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.0	0.0	2,557.0	-2,557.0	-2,557.0	-1,001.5
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.0	0.0	2,557.0	-2,557.0	-2,557.0	-1,001.5

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LH P&A COST
Proved P&A

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	1.000000	1.000000

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	-1,001.5	60.00 %	-10.3
20.00 %	-395.3	65.00 %	-6.6
30.00 %	-157.2	75.00 %	-2.7
40.00 %	-63.0	85.00 %	-1.1
50.00 %	-25.4	90.00 %	-0.7

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2013	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2014	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2015	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2016	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2017	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2018	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2019	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2020	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		0.0	0.0	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.0	0.0	2,557.0	-2,557.0	-2,557.0	-1,001.5
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.0	0.0	2,557.0	-2,557.0	-2,557.0	-1,001.5

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total

Probable

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	10,649.2	60.00 %	-328.0
20.00 %	5,803.1	65.00 %	-559.0
30.00 %	3,007.8	75.00 %	-893.9
40.00 %	1,344.2	85.00 %	-1,108.6
50.00 %	320.1	90.00 %	-1,183.9

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	3.9	146.5	0.00	3.0	82.5	0.00	97.13	4.13	0.00
2012	5	53.8	218.1	0.00	42.0	132.6	0.00	94.12	4.63	0.00
2013	5	47.1	124.9	0.00	36.8	79.4	0.00	91.54	4.98	0.00
2014	3	51.0	89.5	0.00	39.9	60.1	0.00	90.19	5.34	0.00
2015	3	40.8	60.3	0.00	31.9	42.4	0.00	89.81	5.68	0.00
2016	3	34.6	54.8	0.00	27.1	38.5	0.00	89.81	5.68	0.00
2017	3	29.7	50.1	0.00	23.2	35.3	0.00	89.81	5.68	0.00
2018	2	42.5	59.1	0.00	33.2	41.6	0.00	89.81	5.68	0.00
2019	2	40.4	53.1	0.00	31.6	37.4	0.00	89.81	5.68	0.00
2020	2	37.2	47.0	0.00	29.1	33.1	0.00	89.81	5.68	0.00
2021	2	29.6	37.5	0.00	23.1	26.4	0.00	89.81	5.68	0.00
2022	2	20.0	26.6	0.00	15.6	18.7	0.00	89.81	5.68	0.00
2023	2	6.3	8.7	0.00	4.9	6.1	0.00	89.81	5.68	0.00
2024	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		436.7	976.2	0.00	341.3	634.1	0.00	90.64	5.14	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		436.7	976.2	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	633.8	0.0	53.8	0.0	3,800.0	-3,220.0	-3,220.0	-3,006.0
2012	4,570.4	0.0	522.2	0.0	3,075.0	973.2	-2,246.8	-2,290.6
2013	3,763.4	0.0	437.5	0.0	75.0	3,250.9	1,004.1	298.6
2014	3,917.1	0.0	462.0	0.0	0.0	3,455.1	4,459.2	2,793.7
2015	3,102.8	0.0	366.5	0.0	0.0	2,736.2	7,195.5	4,581.2
2016	2,650.3	0.0	311.9	0.0	0.0	2,338.4	9,533.8	5,963.3
2017	2,281.8	0.0	267.5	0.0	0.0	2,014.3	11,548.1	7,041.8
2018	3,219.0	0.0	381.5	0.0	75.0	2,762.5	14,310.6	8,374.6
2019	3,047.3	0.0	362.1	792.7	0.0	1,892.4	16,203.0	9,204.2
2020	2,797.6	0.0	333.1	947.9	-2,557.0	4,073.6	20,276.6	10,807.5
2021	2,227.7	0.0	265.2	947.9	0.0	1,014.6	21,291.2	11,173.8
2022	1,507.6	0.0	179.1	947.9	0.0	380.7	21,671.9	11,298.7
2023	476.4	0.0	56.5	395.0	0.0	25.0	21,696.9	11,306.4
2024	0.0	0.0	0.0	0.0	2,557.0	-2,557.0	19,139.9	10,649.2
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	34,195.1	0.0	3,998.9	4,031.3	7,025.0	19,139.9	19,139.9	10,649.2

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total
Probable Behind Pipe

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	125.8	60.00 %	92.1
20.00 %	118.0	65.00 %	89.4
30.00 %	110.8	75.00 %	84.2
40.00 %	104.1	85.00 %	79.4
50.00 %	97.9	90.00 %	77.1

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	1.4	0.9	0.00	1.1	0.6	0.00	98.06	4.13	0.00
2012	1	0.6	0.4	0.00	0.5	0.3	0.00	95.55	4.63	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		2.0	1.3	0.00	1.5	0.9	0.00	97.32	4.27	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		2.0	1.3	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	108.6	0.0	13.4	0.0	0.0	95.2	95.2	90.0
2012	44.5	0.0	5.5	0.0	0.0	39.0	134.2	125.8
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	153.1	0.0	18.9	0.0	0.0	134.2	134.2	125.8

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #9{incr}
Probable Behind Pipe
SP-5 Sand

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	125.8	60.00 %	92.1
20.00 %	118.0	65.00 %	89.4
30.00 %	110.8	75.00 %	84.2
40.00 %	104.1	85.00 %	79.4
50.00 %	97.9	90.00 %	77.1

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.767497	0.767497

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	1.4	0.9	0.00	1.1	0.6	0.00	98.06	4.13	0.00
2012	1	0.6	0.4	0.00	0.5	0.3	0.00	95.55	4.63	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		2.0	1.3	0.00	1.5	0.9	0.00	97.32	4.27	0.00
Cumulative		0.0	0.0	0.0						
		2.0	1.3	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	108.6	0.0	13.4	0.0	0.0	95.2	95.2	90.0
2012	44.5	0.0	5.5	0.0	0.0	39.0	134.2	125.8
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	153.1	0.0	18.9	0.0	0.0	134.2	134.2	125.8

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total
Probable Undeveloped

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	9,058.8	60.00 %	-1,082.5
20.00 %	4,466.0	65.00 %	-1,277.3
30.00 %	1,896.2	75.00 %	-1,548.8
40.00 %	391.1	85.00 %	-1,709.2
50.00 %	-520.2	90.00 %	-1,760.0

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	4	50.7	69.5	0.00	39.6	48.9	0.00	94.10	4.63	0.00
2013	4	46.0	65.2	0.00	36.0	45.8	0.00	91.54	4.98	0.00
2014	3	50.7	69.4	0.00	39.6	48.8	0.00	90.19	5.34	0.00
2015	3	40.8	60.3	0.00	31.9	42.4	0.00	89.81	5.68	0.00
2016	3	34.6	54.8	0.00	27.1	38.5	0.00	89.81	5.68	0.00
2017	3	29.7	50.1	0.00	23.2	35.3	0.00	89.81	5.68	0.00
2018	2	42.5	59.1	0.00	33.2	41.6	0.00	89.81	5.68	0.00
2019	2	40.4	53.1	0.00	31.6	37.4	0.00	89.81	5.68	0.00
2020	2	37.2	47.0	0.00	29.1	33.1	0.00	89.81	5.68	0.00
2021	2	29.6	37.5	0.00	23.1	26.4	0.00	89.81	5.68	0.00
2022	2	20.0	26.6	0.00	15.6	18.7	0.00	89.81	5.68	0.00
2023	2	6.3	8.7	0.00	4.9	6.1	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		428.4	601.3	0.00	334.8	423.0	0.00	90.55	5.44	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		428.4	601.3	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	3,750.0	-3,750.0	-3,750.0	-3,507.3
2012	3,954.1	0.0	476.2	0.0	3,075.0	403.0	-3,347.0	-3,298.4
2013	3,522.6	0.0	421.3	0.0	75.0	3,026.3	-320.7	-889.4
2014	3,832.3	0.0	456.6	0.0	0.0	3,375.7	3,055.0	1,547.7
2015	3,102.8	0.0	366.5	0.0	0.0	2,736.2	5,791.2	3,335.1
2016	2,650.3	0.0	311.9	0.0	0.0	2,338.4	8,129.6	4,717.2
2017	2,281.8	0.0	267.5	0.0	0.0	2,014.3	10,143.8	5,795.7
2018	3,219.0	0.0	381.5	0.0	75.0	2,762.5	12,906.3	7,128.6
2019	3,047.3	0.0	362.1	792.7	0.0	1,892.4	14,798.7	7,958.2
2020	2,797.6	0.0	333.1	947.9	0.0	1,516.6	16,315.4	8,560.0
2021	2,227.7	0.0	265.2	947.9	0.0	1,014.6	17,329.9	8,926.3
2022	1,507.6	0.0	179.1	947.9	0.0	380.7	17,710.6	9,051.2
2023	476.4	0.0	56.5	395.0	0.0	25.0	17,735.6	9,058.8
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	32,619.5	0.0	3,877.5	4,031.3	6,975.0	17,735.6	17,735.6	9,058.8

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LH PLATFORM FIXED OPEX
Probable Undeveloped

	Initial	Final
Gross Working Interest	1.000000	0.000000
Net Revenue Interest	1.000000	0.000000

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	0.0	60.00 %	0.0
20.00 %	0.0	65.00 %	0.0
30.00 %	0.0	75.00 %	0.0
40.00 %	0.0	85.00 %	0.0
50.00 %	0.0	90.00 %	0.0

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		0.0	0.0	0.0						

ALLOCATED

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

8B #2ST
Probable Undeveloped
3,100' Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	397.3	60.00 %	-949.6
20.00 %	-523.7	65.00 %	-926.5
30.00 %	-868.8	75.00 %	-875.2
40.00 %	-975.3	85.00 %	-822.3
50.00 %	-982.6	90.00 %	-796.3

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2013	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2014	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2015	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2016	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2017	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2018	1	21.7	19.9	0.00	17.0	14.0	0.00	89.81	5.68	0.00
2019	1	23.7	21.7	0.00	18.5	15.3	0.00	89.81	5.68	0.00
2020	1	23.8	21.8	0.00	18.6	15.3	0.00	89.81	5.68	0.00
2021	1	18.9	17.3	0.00	14.8	12.2	0.00	89.81	5.68	0.00
2022	1	11.4	10.4	0.00	8.9	7.3	0.00	89.81	5.68	0.00
2023	1	3.3	3.0	0.00	2.6	2.1	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		102.8	94.1	0.00	80.3	66.2	0.00	89.81	5.68	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		102.8	94.1	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	1,003.0	-1,003.0	-1,003.0	-934.1
2012	0.0	0.0	0.0	0.0	501.5	-501.5	-1,504.5	-1,399.3
2013	0.0	0.0	0.0	0.0	0.0	0.0	-1,504.5	-1,399.3
2014	0.0	0.0	0.0	0.0	0.0	0.0	-1,504.5	-1,399.3
2015	0.0	0.0	0.0	0.0	0.0	0.0	-1,504.5	-1,399.3
2016	0.0	0.0	0.0	0.0	0.0	0.0	-1,504.5	-1,399.3
2017	0.0	0.0	0.0	0.0	0.0	0.0	-1,504.5	-1,399.3
2018	1,603.4	0.0	193.4	0.0	75.0	1,335.0	-169.5	-758.3
2019	1,752.2	0.0	211.4	454.9	0.0	1,086.0	916.5	-282.8
2020	1,757.0	0.0	211.9	594.3	0.0	950.8	1,867.3	94.1
2021	1,396.1	0.0	168.4	593.0	0.0	634.7	2,502.0	323.7
2022	841.1	0.0	101.5	527.7	0.0	211.9	2,714.0	393.5
2023	241.0	0.0	29.1	199.3	0.0	12.6	2,726.6	397.3
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	7,590.9	0.0	915.6	2,369.2	1,579.5	2,726.6	2,726.6	397.3

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

1B #8ST
Probable Undeveloped
3,100' Sand

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	689.2	60.00 %	-474.5
20.00 %	238.0	65.00 %	-503.4
30.00 %	-61.7	75.00 %	-541.9
40.00 %	-260.6	85.00 %	-561.2
50.00 %	-391.0	90.00 %	-565.6

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	1	17.0	15.6	0.00	13.3	11.0	0.00	94.10	4.63	0.00
2013	1	14.4	13.2	0.00	11.2	9.3	0.00	91.54	4.98	0.00
2014	1	9.9	9.0	0.00	7.7	6.3	0.00	90.19	5.34	0.00
2015	1	6.8	6.2	0.00	5.3	4.4	0.00	89.81	5.68	0.00
2016	1	4.6	4.2	0.00	3.6	3.0	0.00	89.81	5.68	0.00
2017	1	2.3	2.1	0.00	1.8	1.5	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		55.0	50.4	0.00	43.0	35.4	0.00	91.66	5.11	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		55.0	50.4	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2012	1,303.7	0.0	158.9	0.0	2,250.0	-1,105.2	-1,105.2	-1,075.7
2013	1,075.1	0.0	130.5	0.0	0.0	944.5	-160.7	-321.6
2014	728.5	0.0	88.1	0.0	0.0	640.4	479.7	141.3
2015	498.7	0.0	60.2	0.0	0.0	438.5	918.2	428.2
2016	342.5	0.0	41.3	0.0	0.0	301.2	1,219.4	606.6
2017	173.0	0.0	20.9	0.0	0.0	152.1	1,371.5	689.2
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	4,121.4	0.0	499.9	0.0	2,250.0	1,371.5	1,371.5	689.2

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

1B #8ST
Probable Undeveloped
3,150' Sand

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	6,194.5	60.00 %	201.6
20.00 %	3,588.6	65.00 %	63.6
30.00 %	2,077.0	75.00 %	-142.4
40.00 %	1,158.7	85.00 %	-281.9
50.00 %	579.0	90.00 %	-333.7

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	1	23.8	44.8	0.00	18.6	31.5	0.00	94.10	4.63	0.00
2013	1	23.7	44.7	0.00	18.5	31.5	0.00	91.54	4.98	0.00
2014	1	23.7	44.7	0.00	18.5	31.5	0.00	90.19	5.34	0.00
2015	1	23.7	44.7	0.00	18.5	31.5	0.00	89.81	5.68	0.00
2016	1	23.8	44.8	0.00	18.6	31.5	0.00	89.81	5.68	0.00
2017	1	23.7	44.7	0.00	18.5	31.4	0.00	89.81	5.68	0.00
2018	1	20.8	39.2	0.00	16.2	27.6	0.00	89.81	5.68	0.00
2019	1	16.7	31.4	0.00	13.0	22.1	0.00	89.81	5.68	0.00
2020	1	13.4	25.2	0.00	10.5	17.8	0.00	89.81	5.68	0.00
2021	1	10.7	20.2	0.00	8.4	14.2	0.00	89.81	5.68	0.00
2022	1	8.6	16.2	0.00	6.7	11.4	0.00	89.81	5.68	0.00
2023	1	3.0	5.7	0.00	2.4	4.0	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		215.6	406.4	0.00	168.5	285.9	0.00	90.52	5.45	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		215.6	406.4	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	2,250.0	-2,250.0	-2,250.0	-2,110.4
2012	1,895.6	0.0	225.3	0.0	0.0	1,670.3	-579.7	-641.6
2013	1,854.3	0.0	218.7	0.0	0.0	1,635.5	1,055.9	660.1
2014	1,840.5	0.0	215.6	0.0	0.0	1,624.9	2,680.8	1,830.9
2015	1,844.1	0.0	214.7	0.0	0.0	1,629.4	4,310.2	2,893.7
2016	1,849.2	0.0	215.3	0.0	0.0	1,633.9	5,944.1	3,858.4
2017	1,841.8	0.0	214.4	0.0	0.0	1,627.3	7,571.4	4,728.1
2018	1,615.6	0.0	188.1	0.0	0.0	1,427.5	8,998.9	5,419.9
2019	1,295.0	0.0	150.8	337.8	0.0	806.4	9,805.4	5,774.0
2020	1,040.6	0.0	121.2	353.6	0.0	565.8	10,371.2	5,998.9
2021	831.5	0.0	96.8	354.9	0.0	379.8	10,751.0	6,135.7
2022	666.5	0.0	77.6	420.2	0.0	168.7	10,919.7	6,190.8
2023	235.4	0.0	27.4	195.6	0.0	12.4	10,932.1	6,194.5
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	16,810.2	0.0	1,966.0	1,662.1	2,250.0	10,932.1	10,932.1	6,194.5

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

8B #2ST
Probable Undeveloped
3,200' Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	1,221.6	60.00 %	-80.4
20.00 %	701.1	65.00 %	-111.8
30.00 %	365.7	75.00 %	-155.7
40.00 %	149.0	85.00 %	-181.6
50.00 %	9.1	90.00 %	-189.6

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2013	1	3.8	3.5	0.00	3.0	2.4	0.00	91.54	4.98	0.00
2014	1	17.1	15.7	0.00	13.4	11.0	0.00	90.19	5.34	0.00
2015	1	10.3	9.4	0.00	8.0	6.6	0.00	89.81	5.68	0.00
2016	1	6.2	5.7	0.00	4.9	4.0	0.00	89.81	5.68	0.00
2017	1	3.6	3.3	0.00	2.8	2.3	0.00	89.81	5.68	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		41.0	37.6	0.00	32.0	26.4	0.00	90.13	5.48	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		41.0	37.6	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	370.5	-370.5	-370.5	-345.0
2012	0.0	0.0	0.0	0.0	185.2	-185.2	-555.7	-516.8
2013	284.0	0.0	34.5	0.0	75.0	174.5	-381.2	-384.8
2014	1,263.2	0.0	152.8	0.0	0.0	1,110.4	729.2	418.6
2015	760.0	0.0	91.7	0.0	0.0	668.3	1,397.5	856.3
2016	458.6	0.0	55.3	0.0	0.0	403.3	1,800.8	1,095.4
2017	267.0	0.0	32.2	0.0	0.0	234.8	2,035.6	1,221.6
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	3,032.9	0.0	366.5	0.0	630.7	2,035.6	2,035.6	1,221.6

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

8B #2ST
Probable Undeveloped
3,600' Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	411.1	60.00 %	133.4
20.00 %	331.3	65.00 %	118.1
30.00 %	266.1	75.00 %	91.7
40.00 %	212.8	85.00 %	70.1
50.00 %	169.1	90.00 %	60.8

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	1	6.9	6.3	0.00	5.4	4.4	0.00	94.10	4.63	0.00
2013	1	4.1	3.8	0.00	3.2	2.7	0.00	91.54	4.98	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		11.0	10.1	0.00	8.6	7.1	0.00	93.14	4.76	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		11.0	10.1	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	99.4	-99.4	-99.4	-92.6
2012	525.3	0.0	64.0	0.0	124.7	336.6	237.2	190.0
2013	309.2	0.0	37.5	0.0	0.0	271.7	508.8	411.1
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	834.5	0.0	101.6	0.0	224.1	508.8	508.8	411.1

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

8B #2ST
Probable Undeveloped
4,100' Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	145.0	60.00 %	86.9
20.00 %	130.7	65.00 %	82.7
30.00 %	117.9	75.00 %	74.8
40.00 %	106.5	85.00 %	67.7
50.00 %	96.2	90.00 %	64.4

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	1	3.0	2.7	0.00	2.3	1.9	0.00	94.10	4.63	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		3.0	2.7	0.00	2.3	1.9	0.00	94.10	4.63	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		3.0	2.7	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	27.1	-27.1	-27.1	-25.2
2012	229.6	0.0	28.0	0.0	13.6	188.0	160.9	145.0
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	229.6	0.0	28.0	0.0	40.7	160.9	160.9	145.0

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total
Probable P&A

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	344.3	60.00 %	9.5
20.00 %	224.5	65.00 %	6.2
30.00 %	112.3	75.00 %	2.6
40.00 %	51.1	85.00 %	1.1
50.00 %	22.2	90.00 %	0.7

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2013	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2014	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2015	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2016	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2017	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2018	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2019	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2020	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2021	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2022	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2023	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2024	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		0.0	0.0	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.0	0.0	-2,557.0	2,557.0	2,557.0	1,001.5
2021	0.0	0.0	0.0	0.0	0.0	0.0	2,557.0	1,001.5
2022	0.0	0.0	0.0	0.0	0.0	0.0	2,557.0	1,001.5
2023	0.0	0.0	0.0	0.0	0.0	0.0	2,557.0	1,001.5
2024	0.0	0.0	0.0	0.0	2,557.0	-2,557.0	0.0	344.3
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.0	0.0	0.0	0.0	0.0	344.3

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LH P&A COST
Probable P&A

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	1.000000	1.000000

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	344.3	60.00 %	9.5
20.00 %	224.5	65.00 %	6.2
30.00 %	112.3	75.00 %	2.6
40.00 %	51.1	85.00 %	1.1
50.00 %	22.2	90.00 %	0.7

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2012	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2013	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2014	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2015	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2016	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2017	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2018	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2019	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2020	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2021	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2022	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2023	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
2024	0	0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		0.0	0.0	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2012	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2013	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2014	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2015	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2016	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2017	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2018	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2019	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
2020	0.0	0.0	0.0	0.0	-2,557.0	2,557.0	2,557.0	1,001.5
2021	0.0	0.0	0.0	0.0	0.0	0.0	2,557.0	1,001.5
2022	0.0	0.0	0.0	0.0	0.0	0.0	2,557.0	1,001.5
2023	0.0	0.0	0.0	0.0	0.0	0.0	2,557.0	1,001.5
2024	0.0	0.0	0.0	0.0	2,557.0	-2,557.0	0.0	344.3
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	0.0	0.0	0.0	0.0	0.0	0.0	0.0	344.3

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LAKE HERMITAGE
Total
Probable Incremental

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	1,120.3	60.00 %	653.0
20.00 %	994.6	65.00 %	622.8
30.00 %	888.4	75.00 %	568.1
40.00 %	797.9	85.00 %	520.1
50.00 %	720.2	90.00 %	498.3

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	0	2.5	145.6	0.00	1.9	81.9	0.00	96.61	4.13	0.00
2012	0	2.5	148.3	0.00	2.0	83.5	0.00	94.10	4.63	0.00
2013	1	1.0	59.7	0.00	0.8	33.6	0.00	91.54	4.98	0.00
2014	0	0.3	20.1	0.00	0.3	11.3	0.00	90.19	5.34	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		6.4	373.7	0.00	5.0	210.3	0.00	94.45	4.53	0.00
Cumulative		0.0	0.0	0.0						
Ultimate		6.4	373.7	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	525.2	0.0	40.4	0.0	50.0	434.8	434.8	411.4
2012	571.8	0.0	40.6	0.0	0.0	531.2	966.0	882.0
2013	240.8	0.0	16.2	0.0	0.0	224.7	1,190.7	1,062.1
2014	84.8	0.0	5.4	0.0	0.0	79.4	1,270.0	1,120.3
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	1,422.6	0.0	102.5	0.0	50.0	1,270.0	1,270.0	1,120.3

PROJECTION OF ESTIMATED PRODUCTION AND REVENUE
LAKE HERMITAGE TCHEFUNCTE NATURAL RESOURCES
AS OF April 01, 2011

LLDSB #4{incr}
Probable Incremental
UL-5 Sand

	Initial	Final
Gross Working Interest	1.000000	1.000000
Net Revenue Interest	0.781600	0.781600

Present Worth Profile
----------Mid-Year Discounting----------

10.00 %	1,120.3	60.00 %	653.0
20.00 %	994.6	65.00 %	622.8
30.00 %	888.4	75.00 %	568.1
40.00 %	797.9	85.00 %	520.1
50.00 %	720.2	90.00 %	498.3

Year Ending 12-31	Gross Wells	GROSS PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	NET PRODUCTION Oil,(Mbbl)	Gas,(MMcf)	NGL,(Mbbl)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/bbl)
2011	1	2.5	145.6	0.00	1.9	81.9	0.00	96.61	4.13	0.00
2012	1	2.5	148.3	0.00	2.0	83.5	0.00	94.10	4.63	0.00
2013	1	1.0	59.7	0.00	0.8	33.6	0.00	91.54	4.98	0.00
2014	0	0.3	20.1	0.00	0.3	11.3	0.00	90.19	5.34	0.00
After		0.0	0.0	0.00	0.0	0.0	0.00	0.00	0.00	0.00
Remaining		6.4	373.7	0.00	5.0	210.3	0.00	94.45	4.53	0.00
Cumulative		0.5	32.0	0.0						
		6.9	405.7	0.0						

Year Ending 12-31	Net Sales ---(M$)---	Other Revenue ---(M$)---	Production Taxes ---(M$)---	Operating Expense ---(M$)---	Exp/Cap Invest ---(M$)---	Net Income ---(M$)---	Cumulative Net Income ---(M$)---	Pres. Worth @ 10.00% ---(M$)---
2011	525.2	0.0	40.4	0.0	50.0	434.8	434.8	411.4
2012	571.8	0.0	40.6	0.0	0.0	531.2	966.0	882.0
2013	240.8	0.0	16.2	0.0	0.0	224.7	1,190.7	1,062.1
2014	84.8	0.0	5.4	0.0	0.0	79.4	1,270.0	1,120.3
After	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	1,422.6	0.0	102.5	0.0	50.0	1,270.0	1,270.0	1,120.3

5/17/11 This forecast accompanies the COLLARINI ASSOCIATES report and is subject to its specific conditions.